                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 13, 1996


                       WESTINGHOUSE ELECTRIC CORPORATION
                       ---------------------------------
                          (Exact name of registrant as
                           specified in its charter)

      Pennsylvania                    1-977                   25-0877540
-------------------------        ----------------        ----------------------
 (State or other juris-          (Commission File           (IRS Employer
diction of incorporation)             Number)            Identification Number)

Westinghouse Bldg.; 11 Stanwix St., Pittsburgh, PA.           15222-1384
---------------------------------------------------           ----------
    (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:  (412) 244-2000
                                                     --------------

                               Page 1 of 14 Pages
                            Exhibit Index on Page 4

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Item 5.  Other Events
         ------------

         On November 13, 1996, the registrant issued two press releases, copies of which are attached hereto as Exhibit 99.1 and 99.2 and are incorporated in their entirety.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (c)  Exhibits

     A press release issued by the registrant on November 13, 1996 announcing the spin-off of its industrial business, is filed as Exhibit 99.1 to this Report.

     A press release issued by the registrant on November 13, 1996 announcing the elimination of 1,100 positions and a charge of approximately $125 million to cover severance programs, is filed as Exhibit 99.2 to this Report.

                               Page 2 of 14 Pages

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WESTINGHOUSE ELECTRIC CORPORATION
                                                      (Registrant)

                                            By:  /s/ LOUIS J. BRISKMAN
                                                -----------------------------
                                                Louis J. Briskman
                                                Senior Vice President and
                                                General Counsel

Date:  November 13, 1996

                               Page 3 of 14 Pages

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                                 EXHIBIT INDEX

Exhibit No.             Description                                Sequential Page No.
   99.1                 A press release issued by
                        the Company on November 13,
                        1996 announcing the spin-off
                        of its industrial business.                         5

   99.2                 A press release issued by the
                        Company on November 13, 1996
                        announcing the elimination of
                        1,100 positions and a charge of
                        approximately $125 million.                         11

                               Page 4 of 14 Pages